Q3 ALL-WEATHER SECTOR ROTATION FUND
SCHEDULE OF INVESTMENTS
February 28, 2021 (Unaudited)

EXCHANGE-TRADED FUNDS - 97.7%	Shares	Value
Fidelity MSCI Consumer Discretionary Index ETF	13,200	$ 968,220
Fidelity MSCI Industrials Index ETF	21,600	1,047,168
First Trust NASDAQ Global Auto Index Fund	17,500	952,000
iShares NASDAQ Biotechnology ETF	6,100	957,273
Technology Select Sector SPDR® Fund (The)	7,450	973,640
VanEck Vectors Retail ETF	6,200	952,320
Total Exchange-Traded Funds (Cost $5,596,023)		$ 5,850,621

MONEY MARKET FUNDS - 2.3%	Shares	Value
First American Government Obligations Fund - Class X, 0.03% (a) (Cost $138,050)	138,050	$ 138,050

Investments at Value - 100.0% (Cost $5,734,073)		$ 5,988,671

Other Assets in Excess of Liabilities - 0.0% (b)		552

Net Assets - 100.0%		$ 5,989,223

(a)	The rate shown is the 7-day effective yield as of February 28, 2021.
(b)	Percentage rounds to less than 0.1%.

See accompanying notes to Schedules of Investments.

Q3 ALL-WEATHER TACTICAL FUND
SCHEDULE OF INVESTMENTS
February 28, 2021 (Unaudited)

EXCHANGE-TRADED FUNDS - 99.6%	Shares	Value
Invesco QQQ Trust, Series 1	84,000	$ 26,387,760
ProShares Short 20+ Year Treasury	3,300,000	56,793,000
Total Exchange-Traded Funds (Cost $80,910,707)		$ 83,180,760

MONEY MARKET FUNDS - 3.5%	Shares	Value
First American Government Obligations Fund - Class X, 0.03% (a) (Cost $2,901,253)	2,901,253	$ 2,901,253

Investments at Value - 103.1% (Cost $83,811,960)		$ 86,082,013

Liabilities in Excess of Other Assets - (3.1%)		(2,604,439)

Net Assets - 100.0%		$ 83,477,574

(a)	The rate shown is the 7-day effective yield as of February 28, 2021.

See accompanying notes to Schedules of Investments.

Q3 ALL-WEATHER FUNDS

NOTES TO SCHEDULES OF INVESTMENTS

February 28, 2021 (Unaudited)

1.	Securities Valuation

Q3 All-Weather Sector Rotation Fund and Q3 All-Weather Tactical Fund (individually, a “Fund” and collectively, the “Funds”) value their portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Exchange-traded funds (“ETFs”) are valued at the security’s last sale price on the primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. Investments representing shares of other open-end investment companies, except ETFs but including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, these securities will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value pursuant to procedures established by and under the direction of the Board of Trustees of the Ultimus Managers Trust (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s NAV may differ from quoted or published prices for the same securities.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value, and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs
•	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Q3 ALL-WEATHER FUNDS

NOTES TO SCHEDULES OF INVESTMENTS (Continued)

The following is a summary of each Fund’s investments and the inputs used to value the investments as of February 28, 2021:

Q3 All-Weather Sector Rotation Fund	Level 1	Level 2	Level 3	Total

Exchange-Traded Funds	$ 5,850,621	$ -	$ -	$ 5,850,621
Money Market Funds	138,050	-	-	138,050
Total	$ 5,988,671	$ -	$ -	$ 5,988,671

Q3 All-Weather Tactical Fund	Level 1	Level 2	Level 3	Total

Exchange-Traded Funds	$ 83,180,760	$ -	$ -	$ 83,180,760
Money Market Funds	2,901,253	-	-	2,901,253
Total	$ 86,082,013	$ -	$ -	$ 86,082,013

Refer to each Fund’s Schedule of Investments for a listing of securities by asset type. The Funds did not have derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the period ended February 28, 2021.

2.	Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

3.	Federal Income Tax

The following information is computed on a tax basis for each item as of February 28, 2021:

	Q3 All-Weather Sector Rotation Fund	Q3 All-Weather Tactical Fund
Tax cost of portfolio investments	$ 5,760,366	$ 84,291,191
Gross unrealized appreciation	$ 319,394	$ 3,715,872
Gross unrealized depreciation	(91,089)	(1,925,050)
Net unrealized appreciation	$ 228,305	$ 1,790,822

The difference between the federal income tax cost of portfolio investments and the Schedule of Investments cost is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

Q3 ALL-WEATHER FUNDS

NOTES TO SCHEDULES OF INVESTMENTS (Continued)

4. Investment in Other Investment Companies

Each Fund may invest a significant portion of its assets in shares of one or more investment companies, including ETFs, open-end mutual funds and money market mutual funds. Each Fund will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies. As of February 28, 2021, Q3 All-Weather Sector Rotation Fund had 97.7% of the value of its net assets invested in ETFs. As of February 28, 2021, Q3 All-Weather Tactical Fund had 31.6% of the value of its net assets invested in Invesco QQQ Trust, Series 1 (“QQQ”), an ETF that tracks the Nasdaq 100 Index and 68.0% of its net assets invested in ProShares Short 20+ Year Treasury (“TBF”), an ETF that corresponds to the inverse of the daily performance of the ICE U.S. Treasury 20+ Year Bond Index. The financial statements of QQQ and TBF can be found at www.sec.gov.